UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RGRX	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2021, RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with investors and existing stockholders and members of management of the Company (the “Investors”). The Company closed the transactions contemplated under the Purchase Agreement on June 30, 2021.

Private Placement Pursuant to the Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company sold an aggregate of 9,900,000 shares of its common stock (the “Shares”) to investors at a price of $0.20 per share, for gross proceeds of $1,980,000 before offering expenses (the “Private Placement”). As part of the Private Placement, the Company also issued to investors, for no additional consideration, Series A Warrants to purchase 7,425,000 shares of common stock (the “Warrant Shares”) at an exercise price of $0.24 per share with a two year term (the “Series A Warrants”) and Series B Warrants to purchase 7,425,000 Warrant Shares at an exercise price of $0.28 per share with a five year term (the “Series B Warrants,” together with the Series A Warrants, the “Warrants”).

The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and investors. In addition, the Purchase Agreement provides that the investors have a right, subject to certain exceptions described in the agreement, to participate in future issuances of equity and debt securities by the Company for a period of 12 months following the effective date of the Registration Statement (defined below under “Registration Rights Agreement”). Further, subject to certain exceptions described in the Purchase Agreement, during the 30-day period following the Effective Date, the Company may not issue or propose to issue any equity securities, subject to certain exceptions.

The Series A Warrants are exercisable for two years from their grant date while the Series B Warrants are exercisable for five years after the date of grant. The exercise price and number of shares issuable upon exercise of the Warrants are subject to adjustment for stock splits, combinations, recapitalization events and certain dilutive issuances (as described below). The Warrants are required to be exercised for cash, provided that if during the term of the Warrants there is not an effective registration statement under the Securities Act covering the resale of the shares issuable upon exercise of the Warrants, then the Warrants may be exercised on a cashless (net exercise) basis. The exercise price under the Warrants is subject to a “full-ratchet” anti-dilution provision, such that in the event the Company makes an issuance of common stock (subject to customary exceptions) at a price per share less than the applicable exercise price of the Warrants, the exercise price will be reduced to the price per share applicable to such new issuance.

The purchase and sale of the Shares and the Warrants was completed on June 30, 2021 In connection with the closing of the Private Placement, the Company paid a placement agent fee of 7% of the gross proceeds of the Private Placement from certain investors to Roth Capital Partners, LLC (“Roth”). The Company also issued Roth Warrants to purchase up to 1,268,750 shares of common stock on the same terms of the Warrants (the “Roth Warrants”).

Registration Rights Agreement

On June 28, 2021, the Company and the Investors also entered into the Registration Rights Agreement, pursuant to which the Company has agreed to file with the Securities and Exchange Commission (“SEC”) a registration statement related to the transaction covering the shares purchased under the Purchase Agreement and the Warrant Shares (collectively, the “Registration Shares”). The Roth Warrants also provides that the shares issuable upon conversion of the Roth Warrants will be registered pursuant to the terms of the Registration Rights Agreement.

Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement (the “Registration Statement”) with respect to the Registration Shares within 45 days of the date of the Registration Rights Agreement and cause such registration statement to be declared effective within 60 days of the date of the Registration Rights Agreement or 90 if the Registration Statement is subject to a full review by the SEC.

Lock-Up Agreement.

On June 28, 2021, the Company and some of the Investors, including members of management of the Company, entered into a Lock-Up Agreement which restricted these Investors right to sell or transfer any of their shares of the Company’s common stock for a period of 90 days.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated herein by reference. Each of the Investors and Roth is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Company has issued the Shares and will issue the Warrant Shares issuable upon exercise of the Warrants and the Roth Warrants, in each case in reliance upon the exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities sold may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.

On July 1, 2021, the Company issued a press release announcing the closing of the transactions contemplated under the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

Date: July 1, 2021	By:	/s/ J.J. Finkelstein
		Name:	J.J. Finkelstein
		Title:	Chief Executive Officer

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